Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury
Chief Financial and Portfolio Officer
(949) 718-4400

NHP REPORTS INCREASED FFO GUIDANCE WITH 2006 INVESTMENTS EXPECTED TO TOP $1 BILLION

(NEWPORT BEACH, California, November 1, 2006)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced third quarter 2006 operating results and an increase in its 2006 diluted FFO guidance range to between $1.92 per share and $1.93 per share.

“NHP continues to have great success completing accretive investments with an additional $40 million of closed investments during the third quarter and over $200 million approved by our Board. This brings us to over $850 million of new investments this year,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “The substantial rent escalators in the new leases and our proven investment strategy should bring continued growth and value creation for our shareholders. With $350 million of long-term debt and nearly $340 million of net equity issued through the end of the third quarter, NHP is well positioned for growth with $600 million available on our credit facility,” Mr. Pasquale added.

2006 THIRD QUARTER RESULTS

The following tables present selected financial results for the third quarter of 2006 and the nine months ended September 30, 2006 as compared to 2005:

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SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

Three Months Ended September 30

Item	2006	2005	Change
Revenues	$73,314	$53,883	$19,431	36.1%
Net Income	$31,719	$12,715	$19,004	149.5%
Income Available to Common Stockholders Per Share	$0.34	$0.12	$0.22	183.3%
Diluted FFO	$42,627	$24,688	$17,939	72.7%
Diluted FFO Before Extinguishments	$42,627	$34,048	$8,579	25.2%
Diluted FFO Per Share	$0.49	$0.33	$0.16	48.5%
Diluted FFO Per Share Before Impairments and Extinguishments	$0.49	$0.47	$0.02	4.3%

Nine Months Ended September 30

Item	2006	2005	Change
Revenues	$196,708	$152,592	$44,116	28.9%
Net Income	$82,821	$46,058	$36,763	79.8%
Income Available to Common Stockholders Per Share	$0.95	$0.50	$0.45	90.0%
Diluted FFO	$115,997	$81,420	$34,577	42.5%
Diluted FFO Before Impairments and Extinguishments	$116,080	$98,842	$17,238	17.4%
Diluted FFO Per Share	$1.45	$1.12	$0.33	29.5%
Diluted FFO Per Share Before Impairments and Extinguishments	$1.45	$1.37	$0.08	5.8%

Funds From Operation (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

The results for the nine months ended September 30, 2006 include impairments totaling $83,000. The results for the three months ended September 30, 2005 include extinguishments (loss on extinguishment of debt and preferred stock redemption charge) totaling $9,360,000. The results for the nine months ended September 30, 2005 include

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impairments totaling $8,062,000, extinguishments totaling $9,360,000 and a separation charge of $585,000.

NEW INVESTMENTS

The following table summarizes our third quarter and year to date investment activity (excluding $79 million of approved developments in progress and capital expenditures of $4 million for the third quarter and $10 million year to date):

2006 INVESTMENT ACTIVITY

Type	Amount ($million)	Unit Price (000s)	Under- written Cap Rate	Initial Yield	Annual CPI Ups		Underwritten Rent Coverage
							DARM	DAR (1)
SENIOR HOUSING
CLOSED Q1 & Q2	$463	$139	9.2%	8.1%	3.0%		1.3x	1.1x
CLOSED Q3	$40	$76	10.7%	8.6%	2.8%		1.5x	1.2z
CLOSING QUEUE Q4 (2)	$243	$149	10.1%	8.2%	3.0%		1.4x	1.3x
TOTAL SENIOR HOUSING	$746	$139/unit	9.6%	8.2%	3.0%		1.4x	1.2x
MEDICAL OFFICE BUILDINGS (3)
TOTAL MEDICAL OFFICE	$56	$74/sq.ft.	9.3%	8.5%	n/a		n/a	n/a
LONG-TERM CARE
CLOSED Q1 & Q2 (4)	$204	$77	12.2%	8.8%	2.1%		1.9x	1.4x
CLOSED Q3	$0
CLOSING QUEUE Q4 (2)	$17	$74	13.0%	9.7%	2.1%		1.8x	1.3x
TOTAL LONG-TERM CARE	$221	$77/bed	12.3%	8.8%	2.1%		1.9x	1.4x
GRAND TOTALS
TOTAL INVESTMENTS	$1,023		10.2%	8.3%	2.8	% (5)

(1)	After 5% management fee.

(2)	Includes previously announced Koelsch ($29M) and Wingate ($10M) Phase II closings.

(3)	Medical Office Building joint venture.

(4)	Includes $171M Wingate investment announced in 2005.

(5)	Excludes Medical Office Buildings.

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Nearly all of these investments are with new, growth oriented customers, all of which have expressed a desire to grow with NHP with varying commitments to look to NHP for a portion of their future financings. These commitments currently total approximately $425 million. A key feature of most of these investments is that by using our extensive healthcare operating backgrounds to partner with the management teams and enable them to benefit further from the excellent operating platforms they have developed, we have been successful in turning potential auction exit strategies into privately negotiated transactions.

2006 FINANCING TRANSACTIONS

On July 14, 2006, we issued $350 million of 6.5% senior unsecured notes maturing on July 15, 2011, resulting in net proceeds of approximately $347 million. The issuance of these notes, combined with the issuance of 5.4 million shares of stock through September 30, 2006 through our controlled equity issuance program and our dividend reinvestment plan, resulted in net proceeds of approximately $126.3 million. Through these transactions, we reduced our floating rate debt as a percentage of our total debt from 41% at June 30, 2006, to 12% at September 30, 2006.

Earlier this year we closed on an offering totaling 10.4 million shares, including the underwriters’ over-allotments, related to the Hearthstone transaction that resulted in net proceeds of approximately $211 million after underwriters’ discounts and expenses.

2006 GUIDANCE

We have increased our 2006 diluted FFO guidance for diluted FFO before impairments to between $1.92 per share and $1.93 per share from between $1.90 per

4

share and $1.92 per share. The increase is due to the acquisitions and financings noted above and updated information regarding the expected leakage for the year.

Although management has reiterated its commitment to continue accretive acquisitions in 2006, this guidance incorporates no results from acquisitions that have not already been announced or closed, nor does it incorporate the impact of any future impairments that might arise or any future capital transactions that have not already been announced or closed. This guidance assumes asset sales, mortgage loan receivable prepayments and other leakage during 2006 as described in the supplementary analyst information section of this press release.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast on Thursday, November 2, 2006 at 8:00 a.m. Pacific time in order to present the Company’s performance and operating results for the quarter ended September 30, 2006. The conference call is accessible by dialing (877) 356-5705 and referencing conference ID number 8563232 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 12:00 p.m. Pacific time that day until midnight Pacific time on Thursday, November 16, 2006. Callers can access the replay by dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 8563232. Webcast replays will also be available on our website for at least 12 months following the conference call.

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Nationwide Health Properties, Inc. is a real estate investment trust that invests in senior housing and long-term care facilities. The Company has investments in 493 facilities in 40 states. For more information on Nationwide Health Properties, Inc., visit our website at www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the health care industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals, including the achievement of the anticipated benefits from the Hearthstone acquisition; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our Annual Report on Form 10-K filed with the SEC on February 8, 2006 and our quarterly report on Form 10-Q filed with the SEC on August 2, 2006.

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NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

SEPTEMBER 30, 2006

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues:
Rental income
Triple net lease rent	$66,775	$51,385	$179,840	$145,128
Medical office building rent	2,479	—	6,902	—

	69,254	51,385	186,742	145,128
Interest and other income	4,060	2,498	9,966	7,464

	73,314	53,883	196,708	152,592
Expenses:
Interest & amortization of deferred financing costs	24,890	17,886	65,492	49,506
Depreciation and amortization	21,190	13,797	55,093	39,171
General and administrative	4,165	3,421	11,819	10,465
Medical office building operating expenses	1,513	—	3,895	—
Impairment of assets from continuing operations	—	—	—	310
Loss on extinguishment of debt	—	8,565	—	8,565

	51,758	43,669	136,299	108,017

Income before unconsolidated entity and minority interest	21,556	10,214	60,409	44,575
Income from unconsolidated joint venture	—	—	—	689
Minority interest in net loss of consolidated joint venture	160	—	287	—

Income from continuing operations	21,716	10,214	60,696	45,264
Discontinued operations
Gain on sale of facilities, net	8,682	54	17,508	87
Income from discontinued operations	1,321	2,447	4,617	707

	10,003	2,501	22,125	794

Net income	31,719	12,715	82,821	46,058
Preferred stock dividends	(3,791)	(3,868)	(11,372)	(11,831)
Preferred stock redemption charge	—	(795)	—	(795)

Income available to common stockholders	$27,928	$8,052	$71,449	$33,432

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.22	$0.08	$0.66	$0.49
Discontinued operations	0.12	0.04	0.29	0.01

Income available to common stockholders	$0.34	$0.12	$0.95	$0.50

Diluted weighted average shares outstanding	81,826	67,623	75,125	67,339

NATIONWIDE HEALTH PROPERTIES, INC.

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

SEPTEMBER 30, 2006

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Net income	$31,719	$12,715	$82,821	$46,058
Preferred stock dividends	(3,791)	(3,868)	(11,372)	(11,831)
Preferred stock redemption charge	—	(795)	—	(795)
Real estate related depreciation and amortization	21,319	14,628	55,869	41,973
Depreciation in income from joint venture	—	—	—	246
Gain on sale of facilities	(8,682)	(54)	(17,508)	(87)
Gain on sale of facility from joint venture	—	—	—	(330)

Funds From Operations (“FFO”) available to common stockholders (1)	40,565	22,626	109,810	75,234
Series B preferred dividend add-back	2,062	2,062	6,187	6,186

Diluted FFO	42,627	24,688	115,997	81,420
Impairments	—	—	83	8,062
Loss on extinguishment of debt	—	8,565	—	8,565
Preferred stock redemption charge	—	795	—	795

Diluted FFO before impairments and extinguishment	$42,627	$34,048	$116,080	$98,842

Weighted average shares outstanding	81,826	67,623	75,125	67,339
Series B preferred stock add-back	4,689	4,681	4,686	4,681

Diluted weighted average shares outstanding	86,515	72,304	79,811	72,020

Basic/diluted per share amounts:
FFO	$0.49	$0.33	$1.45	$1.12

FFO before impairments and extinguishment	$0.49	$0.47	$1.45	$1.37

Cash rent in excess of (less than) rent received	$(386)	$243	$(391)	$895

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts' definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

JUNE 30, 2006

(IN THOUSANDS)

	September 30, 2006	December 31, 2005
ASSETS
Investments in real estate:
Real estate properties
Land	$260,523	$207,563
Buildings and improvements	2,451,415	1,835,183

	2,711,938	2,042,746
Less accumulated depreciation	(374,557)	(344,224)

	2,337,381	1,698,522
Mortgage loans receivable, net	110,246	87,553

	2,447,627	1,786,075
Cash and cash equivalents	22,477	10,005
Receivables	6,860	5,741
Assets held for sale	9,605	9,198
Other assets	79,283	56,201

	$2,565,852	$1,867,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Credit facility	$100,000	$224,000
Senior notes due 2006 - 2038	920,225	570,225
Notes and bonds payable	362,328	236,278
Accounts payable and accrued liabilities	74,385	55,685

Total liabilities	1,456,938	1,086,188
Minority interest	1,440	—
Stockholders’ equity:
Series A preferred stock	90,049	90,049
Series B convertible preferred stock	106,450	106,450
Common stock	8,371	6,781
Capital in excess of par value	1,228,069	889,008
Cumulative net income	961,537	878,716
Other comprehensive income	1,153	—
Cumulative dividends	(1,288,155)	(1,189,972)

Total stockholders’ equity	1,107,474	781,032

	$2,565,852	$1,867,220

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2006

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP	96%
MORTGAGE LOANS RECEIVABLE	4%

100%

ASSISTED AND INDEPENDENT LIVING FACILITIES	61%
SKILLED NURSING FACILITIES	32%
CONTINUING CARE RETIREMENT COMMUNITIES	3%
SPECIALTY HOSPITALS	2%
MEDICAL OFFICE BUILDINGS	2%

100%

OWNED FACILITIES

	FACILITIES	INVESTMENT	INVESTMENT PER BED/ UNIT SQ FT		BEDS/ UNITS/ SQ FT
ASSISTED & IND LIVING FACILITIES	244	$1,686,089,000	$90,000		18,820
SKILLED NURSING FACILITIES	182	842,607,000	$40,000		21,192
CONTINUING CARE RETIREMENT COM	6	76,750,000	$65,000		1,177
SPECIALTY HOSPITALS	7	67,138,000	$222,000		303
MEDICAL OFFICE BUILDINGS	21	39,354,000	$75	*	759,283

	460	$2,711,938,000

* Medical office building cost per square foot reflects total purchase price including amounts classified as other assets

MORTGAGE LOANS RECEIVABLE

	FACILITIES	LOAN VALUE	LOAN VALUE PER BED/ UNIT		BEDS/ UNITS
SKILLED NURSING FACILITIES	14	$53,183,000	$25,000		2,107
ASSISTED & IND LIVING FACILITIES	6	37,520,000	$75,000		502
CONTINUING CARE RETIREMENT COM.	1	19,543,000	$46,000		428

	21	$110,246,000

	FACILITIES	INVESTMENT
ASSETS HELD FOR SALE	6	$9,605,000

PORTFOLIO STATISTICS

	2006	2005
RENT COVERAGE
EBITDARM
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.3x	1.4x
SKILLED NURSING FACILITIES	2.2x	2.4x
CONTINUING CARE RETIREMENT COMMUNITIES	1.4x	1.5x
EBITDAR
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.1x	1.2x
SKILLED NURSING FACILITIES	1.4x	1.7x
CONTINUING CARE RETIREMENT COMMUNITIES	1.1x	1.2x
EBITDAR MINUS CAPEX
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.1x	1.1x
SKILLED NURSING FACILITIES	1.3x	1.6x
CONTINUING CARE RETIREMENT COMMUNITIES	1.0x	1.1x

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2006

	2006	2005
OCCUPANCY
ASSISTED AND INDEPENDENT LIVING FACILITIES	89%	88%
SKILLED NURSING FACILITIES	82%	80%
CONTINUING CARE RETIREMENT COMMUNITIES	87%	89%
TENANT PRIVATE PAY AND MEDICARE REVENUES
ASSISTED AND INDEPENDENT LIVING FACILITIES	99%	100%
SKILLED NURSING FACILITIES	43%	43%
CONTINUING CARE RETIREMENT COMMUNITIES	72%	71%
TOTAL PORTFOLIO	64%	62%
NHP RENT BY PAYMENT SOURCE
MEDICAID	21%	22%
MEDICARE	12%	14%
PRIVATE AND OTHER	67%	64%
AVERAGE AGE OF FACILITY IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	10	10
SKILLED NURSING FACILITIES	28	30
CONTINUING CARE RETIREMENT COMMUNITIES	27	27
AVERAGE REMAINING LEASE TERM IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	14	13
SKILLED NURSING FACILITIES	9	8
CONTINUING CARE RETIREMENT COMMUNITIES	11	11

INVESTMENT BY OPERATOR

(excluding six assets held for sale and medical office buildings)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
BROOKDALE SENIOR LIVING, INC.*	126	$583,873,000	21%	24%
HEARTHSTONE SENIOR SERVICES	32	430,922,000	15%	14%
WINGATE HEALTHCARE, INC.	18	219,445,000	8%	7%
EMERITUS CORPORATION*	23	179,467,000	6%	6%
ATRIA SENIOR LIVING GROUP	17	124,583,000	5%	7%
LAUREATE GROUP	9	118,946,000	4%	4%
BEVERLY ENTERPRISES, INC.	28	100,113,000	4%	5%
COMPLETE CARE SERVICES	37	87,878,000	3%	4%
EPOCH SENIOR LIVING, INC.	8	81,067,000	3%	3%
SENIOR SERVICES OF AMERICA	11	72,587,000	3%	2%
NEXION HEALTH MANAGEMENT, INC.	18	55,275,000	2%	3%
HEALTH SYSTEMS, INC.	12	48,974,000	2%	2%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	2%
HEARTH MANAGEMENT, LLC	3	41,285,000	1%	1%
LIBERTY HEALTHCARE	11	41,138,000	1%	1%
OTHER - PUBLIC COMPANIES	14	56,975,000	2%	2%
OTHER	91	494,657,000	18%	13%

	460	$2,782,830,000	100%	100%

*	PUBLIC COMPANY

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2006

TOP FIVE STATES INVESTMENT AND REVENUE

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES	MEDICAID AS A PERCENTAGE OF REVENUES
TEXAS	106	$538,132,000	19%	19%	7%
MASSACHUSETTS	30	$292,450,000	11%	10%	5%
FLORIDA	33	$192,762,000	7%	7%	2%
CALIFORNIA	24	$181,089,000	7%	9%	1%
WISCONSIN	23	$164,494,000	6%	5%	1%

SECURITY DEPOSITS

BANK LETTERS OF CREDIT	$52,441,000
CASH DEPOSITS	17,530,000

$69,971,000

CURRENT CAPITALIZATION

CREDIT FACILITY	$100,000,000	3%
SENIOR DEBT	1,282,553,000	45%
EQUITY (UNDEPRECIATED BOOK BASIS)	1,482,031,000	52%

	$2,864,584,000

DEBT COMPOSITION

	AMOUNT	WEIGHTED RATE
FIXED RATE	$1,222,523,000	6.6%
FLOATING RATE SECURED	$60,030,000	5.5%
FLOATING RATE CREDIT FACILITY	$100,000,000	8.25% Prime/6.22% LIBOR

	FACILITIES	INVESTMENT	INVESTMENT PER BED/ UNIT/ SQ FT.	BEDS/UNITS/ SQ FT.
CURRENT QUARTER INVESTMENTS
REAL ESTATE
ASSISTED & IND LIVING FACILITIES	5	$40,000,000	$76,000	523
SKILLED NURSING FACILITIES	—	—	—	—
CAPITAL EXPENDITURES	—	4,000,000

	5	$44,000,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2006

CURRENT YEAR INVESTMENTS

	FACILITIES	INVESTMENT	INVESTMENT PER BED/ UNIT/ SQ FT.	BEDS/ UNITS/ SQ FT.
REAL ESTATE
ASSISTED & IND LIVING FACILITIES	40	$503,000,000	$130,000	3,858
SKILLED NURSING FACILITIES	19	201,000,000	$78,000	2,570
JV MEDICAL OFFICE BUILDINGS	21	56,000,000	$74	759,283
CAPITAL EXPENDITURES	—	10,000,000

	80	$770,000,000

MORTGAGE LOANS
SKILLED NURSING FACILITIES	1	$3,000,000	$30,000	100

ANNOUNCED INVESTMENTS
ASSISTED & IND LIVING FACILITIES		$243,000,000
SKILLED NURSING FACILITIES		17,000,000

		$260,000,000

TOTAL CLOSED AND ANNOUNCED		$1,033,000,000

TOTAL EXCLUDING WINGATE ANNOUNCED IN 2005		$859,000,000

SENIOR NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q4 2006	$32,725,000		7.4%
Q1 2007	5,000,000		7.4%
Q2 2007	12,000,000		7.3%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	10,000,000		6.7%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	32,000,000		7.8%
2011	350,000,000		6.5%
2012	100,000,000		8.3%
2015	250,000,000		6.0%

	$920,225,000		6.7%

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.

(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.

(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
2007	$671,000	6.6%
2008	850,000	6.4%
2009	38,050,000	6.7%
2010	75,587,000	6.0%
2011	5,625,000	7.7%
2012	33,752,000	7.6%
2013	49,868,000	6.0%
2015	17,919,000	5.8%
THEREAFTER	140,006,000	6.0%

	$362,328,000	6.3%

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2006

LEASE EXPIRATIONS (excluding held for sale and medical office building portfolio)

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2007	5,101,000	12
2008	3,205,000	6
2009	3,313,000	7
2010	12,395,000	24
2011	6,763,000	20
2012	16,715,000	18
2013	16,906,000	30
2014	21,282,000	25
2015	5,738,000	5
THEREAFTER	164,444,000	292

	$255,862,000	439

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2006	$181,000	—
2007	1,394,000	—
2008	11,278,000	5
2009	33,774,000	5
2010	894,000	—
2011	4,853,000	2
2012	1,053,000	—
2013	10,091,000	—
2014	1,251,000	—
2015	3,630,000	1
THEREAFTER	51,240,000	8

	$119,639,000	21

RECONCILIATION OF 2006 NET INCOME GUIDANCE TO 2006 DILUTED FFO GUIDANCE

	LOW	HIGH
NET INCOME	$1.46	$1.47
LESS: PREFERRED DIVIDENDS	(0.09)	(0.09)
REAL ESTATE RELATED DEPRECIATION AND AMORTIZATION	0.99	0.99
LESS: GAINS ON SALE	(0.32)	(0.32)
DILUTION FROM CONVERTIBLE PREFERRED STOCK	(0.12)	(0.12)

DILUTED FUNDS FROM OPERATIONS	$1.92	$1.93

We are projecting FFO of between $0.48 and $0.49 per share for the fourth quarter, however, full year guidance is diluted by one cent as a result of the approximately 3.4 million shares of common stock sold during the third quarter.

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

SEPTEMBER 30, 2006

2006 EXPECTED REVENUE LEAKAGE

	2006 REVENUE	FULL YEAR REVENUE	PROCEEDS	GAIN	YIELD
First Nine Months 2006
Purchase Option Sales Closed	$1,696,000	$3,320,000	$34,149,000	$15,507,000	11.4%
Loan Payoffs	785,000	1,681,000	13,663,000	—	12.3%
Asset Recycling	1,160,000	1,707,000	10,150,000	1,807,000	10.8%
Lease Restructurings/Renewals	1,022,000	1,460,000	—	—

Total Nine Months 2006	4,663,000	8,168,000	57,962,000	17,314,000

Projected Remaining 2006
Certain
Purchase Options	93,000	1,085,000	11,491,000	2,090,000	9.4%
Loan Payoffs	14,000	506,000	3,885,000	—
Lease Restructurings/Renewals	166,000	434,000	—	—

Total Certain	273,000	2,025,000	15,376,000	2,090,000

High Probability
Purchase Options	15,000	89,000	750,000	106,000	12.3%
Lease Restructurings/Renewals	117,000	276,000	—	—

Total High	132,000	365,000	750,000	106,000

Total Projected Remaining 2006	405,000	2,390,000	16,126,000	2,196,000
Total Actual and Projected 2006
Total Certain	4,936,000	10,193,000	73,338,000	19,404,000
Total High	132,000	365,000	750,000	106,000

	$5,068,000	$10,558,000	$74,088,000	$19,510,000